UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2008

FIRST DEFIANCE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

OHIO	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (419) 782-5015

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

First Defiance Financial Corp., an Ohio corporation, (“First Defiance”), completed the acquisition of Pavilion Bancorp, Inc., a Michigan corporation (“Pavilion”), on March 14, 2008 pursuant to the terms and conditions of the Agreement and Plan of Merger dated October 2, 2007 and as amended on January 21, 2008 (the “Agreement”), by and between First Defiance and Pavilion.  The acquisition was completed through a two-step process.  First, Pavilion merged with and into First Defiance, immediately followed by the merger of Bank of Lenawee, Pavilion’s wholly-owned Michigan bank subsidiary, into First Federal Bank of the Midwest, First Defiance’s wholly-owned federal savings bank.  As a result of these mergers, First Defiance acquired all of the equipment and other physical property of Pavilion and Bank of Lenawee, all of which was used in Bank of Lenawee’s banking business.  First Defiance intends to use the assets acquired in the manner utilized by Pavilion and Bank of Lenawee prior to the acquisition.  The following is a summary of some of the material terms and conditions of the Agreement.

In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding common shares of Pavilion (other than shares held by the Pavilion ESOP/401(k)) were canceled and extinguished on March 14, 2008 in exchange for the right to receive (i) $37.50 in cash, (ii) 1.4209 First Defiance common shares.  Pavilion common shares held by the Pavilion ESOP/401(k) were canceled and extinguished on March 14, 2008 in exchange for the right to receive (i) $47.72 in cash, (ii) 1.4209 First Defiance common shares.  On March 14, 2008, there were approximately 729,916 Pavilion common shares issued and outstanding, 55,905 of which were held by the Pavilion ESOP/401(k).

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 71 calendar days after March 20, 2008.

(b)	Pro forma financial information.

The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed within 71 calendar days after March 20, 2008.

(c)	Shell company transactions.
N/A

(d)	Exhibits.

Exhibit Number	Description

2	Agreement and Plan of Merger, dated October 2, 2007 and amended on January 21, 2008, by and between First Defiance and Pavilion.	Incorporated by reference to the Form S-4/A Registration Statement filed by First Defiance with the SEC on January 31, 2008, Exhibit 2.

99	Press Release of First Defiance dated March 14, 2008.	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ John C. Wahl
John C. Wahl
Chief Financial Officer

Date:  March 19, 2008

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